Exhibit (a)(1)(ii)

LETTER of TRANSMITTAL

To Tender

Series A Preferred Shares of Beneficial Interest
Series B Preferred Shares of Beneficial Interest
Series C Preferred Shares of Beneficial Interest
Series D Preferred Shares of Beneficial Interest
Series E Preferred Shares of Beneficial Interest
$0.01 Par Value

of

DWS MUNICIPAL INCOME TRUST
(the “Fund”)
Pursuant to the Offer to Purchase
Dated September 27, 2012

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME
ON OCTOBER 26, 2012
UNLESS THE OFFER IS EXTENDED

The Depositary and Information Agent for the Offer is:

Deutsche Bank Trust Company Americas
Toll Free:  1-800-735-7777 (Option 1)

Delivery By First Class Mail, By Registered, Certified or Express Mail, By Overnight Courier, and By Hand should be directed to:

c/o DB Services Americas, Inc.
MS JCK01-D218
5022 Gate Parkway, Suite 200
Jacksonville, FL 32256
Attention:  Reorganization Unit

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.  THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

This Letter of Transmittal relates to the offer (the “Offer”) by the Fund to purchase for cash up to 100% of its outstanding Series A, B, C, D and E Preferred Shares of Beneficial Interest, par value $0.01 per share and a liquidation preference of $5,000 per share (the “Preferred Shares”).

DESCRIPTION OF PREFERRED SHARES TENDERED
Name(s) and Address(es) of Registered Owner(s) (Please Fill in, if Blank)	Preferred Shares Tendered*
1 ☐ ALL
2 ☐ PARTIAL: _______________
*Unless otherwise indicated, it will be assumed that all Preferred Shares are being tendered.

If you wish to tender all or any part of your Preferred Shares, you should either:

•	tender your Preferred Shares pursuant to the procedure for book-entry tender set forth in Section 5 of the Offer to Purchase; or

•
request a broker, dealer, commercial bank, trust company or other nominee to effect the transaction for you.  If your Preferred Shares are registered in the name of a broker, dealer, commercial bank, trust company or other nominee, you should contact such person if you desire to tender your Preferred Shares.

If you desire to tender Preferred Shares and such Preferred Shares cannot be delivered to the Depositary or you cannot comply with the procedure for book-entry transfer or your other required documents cannot be delivered to the Depositary, in any case, by the expiration of the Offer, you must tender such Preferred Shares pursuant to the guaranteed delivery procedure set forth in Section 5 of the Offer to Purchase.

Questions and requests for assistance or for additional copies of this Letter of Transmittal, the Offer to Purchase or the Notice of Guaranteed Delivery may be directed to Deutsche Bank Trust Company Americas at its address or telephone number set forth on the first page of this Letter of Transmittal.

ADDITIONAL INFORMATION REGARDING TENDERED PREFERRED SHARES

PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY.

Name of Tendering Institution___________________________________________________________

Account Number______________________________________________________________________

Transaction Code Number_______________________________________________________________

☐  CHECK HERE IF TENDERED PREFERRED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT OR CONCURRENTLY BEING SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Tendering Holder(s) of Preferred
Shares                                                                _____________________________________________

Date of Execution of Notice of Guaranteed
Delivery                                                             ________________________________________________

Name of Institution which Guaranteed
Delivery                                                                _____________________________________________

Ladies and Gentlemen:

The undersigned hereby tenders to DWS Municipal Income Trust, a diversified, closed-end management investment company, organized as a Massachusetts business trust (the “Fund”), the above-described Series A, B, C, D or E Preferred Shares of Beneficial Interest, par value $0.01 per share and a liquidation preference of $5,000 per share (the “Preferred Shares”), pursuant to the Fund’s offer (the “Offer”) to purchase for cash up to 100% of its outstanding Preferred Shares, upon the terms and subject to the conditions set forth in the Fund’s Offer to Purchase dated September 27, 2012, receipt of which is hereby acknowledged, and this Letter of Transmittal (which together constitute the “Offer Documents”).  The price to be paid for the Preferred Shares is an amount per share, net to the seller in cash, equal to 96% of the liquidation preference per Preferred Share (or $4,800 per Preferred Share), plus any unpaid dividends accrued through October 26, 2012, or such later date to which the Offer is extended.

Upon the terms and subject to the conditions of the Offer and effective upon acceptance for payment of and payment for the Preferred Shares tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Fund all right, title and interest in and to all the Preferred Shares that are being tendered hereby and appoints Deutsche Bank Trust Company Americas (the “Depositary”) the true and lawful agent and attorney-in-fact of the undersigned with respect to such Preferred Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

(i)
Transfer ownership of such Preferred Shares on the account books maintained by the Book-Entry Transfer Facility (as defined in the Offer to Purchase), as applicable, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Fund;

(ii)	Present such Preferred Shares for transfer on our books; and

(iii)	Receive all benefits and otherwise exercise all rights of beneficial ownership of such Preferred Shares, subject to the next paragraph, all in accordance with the terms of the Offer.

The undersigned hereby covenants, represents and warrants to the Fund that:

(i)
The undersigned has full power and authority to tender, sell, assign and transfer the Preferred Shares tendered hereby and that when and to the extent the same are accepted for payment by the Fund, the Fund will acquire good, marketable and unencumbered title thereto, free and clear of all security interest, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer of the Preferred Shares and not subject to any adverse claims;

(ii)
The undersigned understands that tenders of Preferred Shares pursuant to any of the procedures described in Section 5 of the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute the undersigned’s acceptance of the terms and conditions of the Offer, including the undersigned’s representation and warranty that (a) the undersigned has a “net long position,” within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (“Rule 14e-4”), in the Preferred Shares or equivalent securities at least equal to the Preferred Shares being tendered, and (b) the tender of Preferred Shares complies with Rule 14e-4;

(iii)
The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Fund to be necessary or desirable to complete the sale, assignment and transfer of the Preferred Shares tendered hereby; and

(iv)	The undersigned has read, understands and agrees to all the terms of the Offer.

All authority herein conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned.  Except as stated in the Offer to Purchase, this tender is irrevocable.

The purchase price of each Preferred Share will equal 96% of the liquidation preference per Preferred Share (or $4,800 per Preferred Share), plus any unpaid dividends accrued through October 26, 2012, or such later date to which the Offer is extended.  All Preferred Shares validly tendered on or before the expiration date and not properly withdrawn will be purchased, subject to the terms and conditions of the Offer.  If any tendered Preferred Shares are not accepted for payment pursuant to the terms and conditions of the Offer for any reason, such Preferred Shares will be returned without expense to the holder of Preferred Shares (“Shareholder”) in accordance with Section 3 of the Offer to Purchase.

The undersigned understands that tenders of Preferred Shares pursuant to any one of the procedures described in Section 5 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Fund upon the terms and subject to the conditions of the Offer.  The undersigned acknowledges that under no circumstances will the Fund pay interest on the purchase price, including, without limitation, by reason of any delay in making payment.

The undersigned recognizes that under the circumstances set forth in the Offer to Purchase, the Fund may terminate or amend the Offer; may postpone the acceptance for payment of, or the payment for, Preferred Shares tendered; or may accept for payment fewer than all of the Preferred Shares tendered.

A wire will be sent to the account at the Book-Entry Transfer Facility for the purchase price of any Preferred Shares purchased.

SIGN HERE
(PLEASE COMPLETE AND RETURN SUBSTITUTE FORM W-9 BELOW)

Signature(s) of Owners:      _________________________________________________________________

__________________________________________________________________________________________________

Dated: ______________________________

Name(s) (please print):            _________________________________________________________________

________________________________________________________________________________________

Capacity (full title and location signed):     ________________________________________________________

________________________________________________________________________________________

Address (include zip code):     _________________________________________________________________

________________________________________________________________________________________

Area Code and Telephone Number:       ________________________________________________

(Must be signed by registered holder(s) exactly as name(s) appear(s) on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted herewith.  If signature by trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and location of signing.)

GUARANTEE OF SIGNATURE(S)
(SEE INSTRUCTION 1)

Authorized Signature:       _________________________________________________________________________

Name:               ________________________________________________________________________________

Title (please type or print):     _______________________________________________________________________

Name of Firm:      _______________________________________________________________________________

Address (include zip code):    _______________________________________________________________________

_____________________________________________________________________________________________

Area Code and Telephone Number:      _______________________________________________________________

Dated: ______________________________

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1. Guarantee of Signatures.  Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a member of a recognized Medallion Program approved by The Securities Transfer Association, Inc., including the Securities Transfer Agents Medallion Program (STAMP), or any other “eligible guarantor institution” (as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each an “Eligible Institution”).  Signatures on this Letter of Transmittal need not be guaranteed if such Preferred Shares is tendered for the account of an Eligible Institution.

2. Delivery of Preferred Shares.  Delivery of Preferred Shares is to be made by book-entry delivery pursuant to the procedures set forth in Section 5 of the Offer to Purchase; an Agent’s Message (as defined in the Offer to Purchase) should be utilized.  A confirmation of a book-entry transfer into the Depositary’s account at the Book-Entry Transfer Facility of all Preferred Shares delivered electronically, as well as an Agent’s Message, and any other documents required by this Letter of Transmittal, must be received by the Depositary at its address set forth on the front page of this Letter of Transmittal by the Expiration Date (as defined in the Offer to Purchase).  Shareholders who cannot deliver their Preferred Shares and all other required documents to the Depositary by the Expiration Date must tender their Preferred Shares pursuant to the guaranteed delivery procedure set forth in Section 5 of the Offer to Purchase.  Pursuant to such procedure: (i) for Preferred Shares held in street name, such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery in the form provided by the Fund must be received by the Depositary by the Expiration Date and (iii) a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantee or an Agent’s Message and any other documents required by the Letter of Transmittal and, for Preferred Shares held in street name, confirmation of a book-entry transfer of such Preferred Shares into the Depositary’s account at the Book-Entry Transfer Facility, must be received by the Depositary within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery, all as provided in Section 5 of the Offer to Purchase.

THE METHOD OF DELIVERY OF PREFERRED SHARES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING SHAREHOLDER.  IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.  IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

No alternative, conditional or contingent tenders will be accepted, and no fractional Preferred Shares will be purchased.  By executing this Letter of Transmittal, the tendering Shareholder waives any right to receive any notice of the acceptance for payment of the Preferred Shares.

3. Partial Tenders.  If any tendered Preferred Shares are not accepted for payment pursuant to the terms and conditions of the Offer for any reason, or if any tendered Preferred Shares are not accepted because of an invalid tender, or if any tendered Preferred Shares are properly withdrawn, Preferred Shares will be returned to the appropriate account at the Book-Entry Transfer Facility without charge by the Fund to the tendering Shareholder, promptly following expiration or termination of the Offer or the proper withdrawal of the Preferred Shares.

4. Stock Transfer Taxes.  The Fund will pay any stock transfer taxes with respect to the sale and transfer of any Preferred Shares to it or its order pursuant to the Offer.  If, however, a transfer tax is imposed for any reason other than the sale or transfer of Preferred Shares to the Fund pursuant to the Offer, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

5. Substitute Form W-9.  Under the federal income tax law, the applicable withholding agent will be required to withhold 28% (31% for amounts paid after December 31, 2012) of the gross proceeds otherwise payable to certain Shareholders pursuant to the Offer.  In order to avoid such backup withholding, each tendering Shareholder, and, if applicable, each other payee, must provide the applicable withholding agent with such Shareholder’s or payee’s correct taxpayer identification number and certify that such Shareholder or payee is not subject to such backup withholding by completing the Substitute Form W-9 set forth above.  In general, if a Shareholder or payee is an individual, the taxpayer identification number is the Social Security number of such individual.  If the applicable withholding agent is not provided with the correct taxpayer identification number, the Shareholder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service.  A false statement made on the Substitute Form W-9 without any reasonable basis will be subject to a $500 penalty, and the willful falsification of certifications or affirmations may be subject to criminal penalties, including fines and/or imprisonment.  Certain Preferred Shareholders or payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the applicable withholding agent that a foreign individual qualifies as an exempt recipient, such individual must submit a statement, signed under penalties of perjury, attesting to that individual’s exempt status.  Such statements can be obtained from the applicable withholding agent.  For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Preferred Shares is held in more than one name), consult the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

An individual or certain other non-corporate Shareholder’s failure to complete the Substitute Form W-9 will not, by itself, cause its Preferred Shares to be deemed invalidly tendered but, as noted above, will require the applicable withholding agent to withhold 28% (31% for amounts paid after December 31, 2012) of the gross proceeds otherwise payable to the Shareholder pursuant to the Offer.  Backup withholding is not an additional federal income tax.  Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld.  If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service.  NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN PENALTIES AND BACKUP WITHHOLDING ON ANY AMOUNTS OTHERWISE PAYABLE TO YOU PURSUANT TO THE OFFER.  PLEASE REVIEW THE GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

6. Waiver of Conditions.  Subject to the Offer to Purchase, the conditions of the Offer may be waived, in whole or in part, by the Fund, at any time and from time to time in its reasonable judgment.

7. Irregularities.  The Fund and its agents will determine, in its sole discretion, all questions as to the number of Preferred Shares to be accepted, and the validity, form, eligibility, including time of receipt, and acceptance for payment of any tender of Preferred Shares. The Fund’s and its agents’ determination will be final and binding on all parties. The Fund reserves the absolute right to reject any or all tenders it determines not to be in proper form or refuse the acceptance for payment of or payment for Preferred Shares which it determines may be unlawful. The Fund also reserves the absolute right to waive any defect or irregularity in any tender of Preferred Shares. No tender of Preferred Shares will be deemed to be properly made until all defects or irregularities have been cured by the tendering Shareholder or waived by the Fund. None of the Fund, the Depositary or any other person will be under any duty to give notice of any defects or irregularities in any tender, or incur any liability for failure to give any such notice. The Fund’s interpretation of the terms of and conditions to the Offer, including this Letter of Transmittal and the instructions hereto, will be final and binding. By tendering Preferred Shares to the Fund, Shareholders agree to accept all decisions the Fund makes concerning these matters and waive any right they might otherwise have to challenge those decisions.

8. Acceptance of Tendered Preferred Shares.  If a Shareholder tenders all of their Preferred Shares, all such Preferred Shares credited to such Shareholder’s account(s) will be tendered unless the Shareholder otherwise specifies.

Any questions and requests for assistance may be directed to the Information Agent at its address and telephone number set forth on the first page of this Letter of Transmittal.  Additional copies of the Offer to Purchase, the Letter of Transmittal and Notice of Guaranteed Delivery may be obtained from the Information Agent at its address and telephone number set forth on the first page of this Letter of Transmittal.  Shareholders may also contact their broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.

PAYER’S NAME:  DEUTSCHE BANK TRUST COMPANY AMERICAS, DEPOSITARY

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request	Part 1 — PLEASE PROVIDE YOUR TAXPAYER IDENTIFICATION NUMBER (“TIN”) IN THE BOX AT THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Social Security Number or Employer Identification Number
Name:
(Please Print)
Address:

(Include Zip Code)
Certification — Under penalties of perjury, I certify that:  (1) the number shown on this form is my correct TIN (or I am waiting for a number to be issued to me), and (2) I am not subject to backup withholding because (i) I am exempt from backup withholding, (ii) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding, and (3) I am a U.S. citizen or other U.S. person (as defined in Section 7701 of the Internal Revenue Code of 1986, as amended).  (You must cross out item (2) in the immediately preceding sentence if you have been notified by the IRS that you are currently subject to backup withholding because you failed to report all interest and dividends on your return.)

Signature:
Date:
Part 2 — Awaiting TIN □ Please see below.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECK THE

BOX IN PART 2 OF SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER CERTIFICATION

I certify, under penalties of perjury, that a Taxpayer Identification Number has not been issued to me, and that I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future).  I understand that if I do not provide a Taxpayer Identification Number to the payer within 60 days, the Depositary is required to withhold 28% (or 31% for amounts paid after December 31, 2012) of all payments due to me pursuant to the Offer.

Signature ______________________________________________	Date _________________________________

NOTE:  FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% (OR 31% FOR AMOUNTS PAID AFTER DECEMBER 31, 2012) OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER.

GUIDELINES FOR CERTIFICATION OF

TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER NAME AND IDENTIFICATION NUMBER TO GIVE THE PAYER. — The taxpayer identification number for an individual is the individual’s social security number.  Social security numbers have nine digits separated by two hyphens:  i.e., 000-00-0000.  The taxpayer identification number for an entity is the entity’s employer identification number.  Employer identification numbers have nine digits separated by only one hyphen:  i.e., 00-0000000.  The table below will help determine the number to give the payer.

For this type of account:	Give the name and taxpayer identification number of:	For this type of account:	Give the name and taxpayer identification number of:
1.Individual	The individual	9.Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation or LLC
2.Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)	10.Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
3.Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)	11.Partnership or multi-member LLC treated as a partnership	The partnership or LLC
4.(a)The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)	12.A broker or registered nominee	The broker or nominee
(b)So-called trust account that is not a legal or valid trust under state law	The actual owner(1)	13.Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
5.Sole proprietorship or disregarded entity owned by an individual	The owner(3)	14.Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust
6.Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor*
7.Disregarded entity not owned by an individual	The owner
8. A valid trust, estate, or pension trust	Legal entity (4)
(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s social security number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)
Show the name of the owner.  Either the social security number or the employer identification number (if you have one) may be furnished, but the Internal Revenue Service encourages you to use your social security number.

(4)
List first and circle the name of the trust, estate, or pension trust.  (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

*	Note. Grantor also must provide a Form W-9 to trustee of trust.

Note:	If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Resident Alien Individuals:  If you are a resident alien individual and you do not have, and are not eligible to get, a social security number, your taxpayer identification number is your individual taxpayer identification number (“ITIN”) issued by the Internal Revenue Service.  Enter it on the portion of the Substitute Form W-9 where the social security number would otherwise be entered.  If you do not have an ITIN, see “Obtaining a Number” below.

GUIDELINES FOR CERTIFICATION OF
TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number (“TIN”), apply for one immediately.  To apply for a social security number, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov.  You may also get this form by calling 1-800-772-1213.  Use Form W-7, Application for IRS Individual Taxpayer Identification, to apply for an individual taxpayer identification number, or Form SS-4, Application for Employer Identification Number, to apply for an employer identification number (“EIN”).  You can apply for an EIN online by accessing the Internal Revenue Service (the “IRS”) website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business.  You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester.  For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments.  The 60-day rule does not apply to other types of payments.  You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note.  Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Payees Exempt from Backup Withholding

Payees specifically exempt from backup withholding on ALL payments include the following:

•
An organization exempt from tax under section 501(a) of the Internal Revenue Code of 1986, as amended (the “Code”), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

•	The United States or any of its agencies or instrumentalities,

•	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

•	A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

•	An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include the following:

•	A corporation,

•	A foreign central bank of issue,

•	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

•	A futures commission merchant registered with the Commodity Futures Trading Commission,

•	A real estate investment trust,

•	An entity registered at all times during the tax year under the Investment Company Act of 1940,

•	A common trust fund operated by a bank under section 584(a) of the Code,

•	A financial institution,

•	A middleman known in the investment community as a nominee or custodian, or

•	A trust exempt from tax under section 664 of the Code or described in section 4947 of the Code.

For interest and dividend payments, all listed payees are exempt, except the payee in item (9).  For broker transactions, payees listed in items (1) through (5) and (7) through (13) and C corporations are exempt.

Exempt payees described above should still complete the Substitute Form W-9 to avoid possible erroneous backup withholding.
ENTER YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE REQUESTER.

Privacy Act Notice. — Section 6109 of the Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer medical savings account, or health savings account. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406 of the Code, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

Penalties

(1)           Failure to Furnish TIN. — If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)           Civil Penalty for False Information With Respect to Withholding. — If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3)           Criminal Penalty for Falsifying Information. — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4)           Misuse of TINs. — If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE IRS.